Exhibit 10.92
JOINDER AGREEMENT

This JOINDER AGREEMENT is entered into as of December 31, 2013, by and among FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation (“Parent”), FUSION NBS ACQUISITION CORP., a Delaware corporation (“Borrower”), each other direct and indirect subsidiary of Parent from time to time party to the Purchase Agreement referenced below (together with the Parent, the “Guarantors), FUSION BVX LLC, a Delaware limited liability company (the “New Guarantor” and together with the Borrower and the Guarantors, the “Credit Parties”) in favor of PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP, a Delaware limited partnership (“Fund III”), PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, LP, a Delaware limited partnership (“Fund III-A”),  PLEXUS FUND II, L.P., a Delaware limited partnership (“Plexus II”), PLEXUS FUND III, L.P., a Delaware limited partnership (“Plexus III”), PLEXUS FUND QP III, L.P., a Delaware limited partnership (“Plexus QP III”), UNITED INSURANCE COMPANY OF AMERICA, an Illinois corporation (“United” and together with Fund III, Fund III-A, Plexus II, Plexus III and Plexus QP III and each of their successors and assigns, each a “Lender”, and collectively, the “Lenders”), and Fund III as agent for the Lenders (in such capacity, the “Agent”).

WHEREAS, Credit Parties, Lenders and Agent are entering into that certain Amended and Restated Securities Purchase Agreement and Security Agreement, dated as of December 31, 2013 (as amended from time to time, the “Purchase Agreement”), and are parties to various of the Transaction Documents described therein.  Any capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreement.

WHEREAS, in connection with the transactions contemplated by the BVX Acquisition Agreement, Borrower is creating, and acquiring all of the Equity Interests in, the New Guarantor.

WHEREAS, as an inducement to the Lenders and the Agent to enter into the Purchase Agreement, New Guarantor has agreed to become a party to the Pledge Agreement as provided herein.

NOW THEREFORE, the parties hereto agree as follows:

1. The New Guarantor hereby agrees (A) to become, and does hereby become, a “Pledgor” under the Pledge Agreement and (B) to be bound by the Pledge Agreement as if originally a party thereto as a “Pledgor,” and each of the Credit Parties consents to the pledge of the Equity Interests and the grant of the security interests under the Pledge Agreement and ratifies and confirm in all respects the Pledge Agreement.

2. Each of the Credit Parties hereby jointly and severally represent and warrant that the schedule attached hereto as Attachment 1 is true and correct in all respects and such schedule sets forth all information required to be scheduled under Section 3.01 of the Pledge Agreement with respect to the Pledged Equity Interests, including without limitation, as such term applies to the New Guarantor.  The Pledge Agreement is hereby amended to replace Schedule 3.01 with the schedule attached hereto as Attachment 1.  The Credit Parties hereby jointly and severally represent and warrant that all of the representations and warranties contained in the Pledge Agreement as hereby amended are true and correct in all respects as of the date hereof and that after giving effect to this Joinder Agreement and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

3. From and after the date hereof, (A) the Pledge Agreement, the other Transaction Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Joinder Agreement and (B) all references in any Transaction Document to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to such Transaction Document, shall mean such Transaction Document, as amended hereby.

4. The Transaction Documents shall continue in full force and effect, as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Joinder Agreement as of December 31, 2013.

FUSION NBS ACQUISITION CORP.

Borrower:	By:
Name:
Title:

Guarantors:	FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By:
Name:
Title:

NETWORK BILLING SYSTEMS, LLC

By:
Name:
Title:

New Guarantor:	FUSION BVX LLC

	By:	/s/
Name:
Title:

[SIGNATURE PAGE TO JOINDER AGREEMENT]

Attachment 1

Schedule 3.01 to Pledge Agreement

(See Attached)

SCHEDULE 3.01
PLEDGED EQUITY INTERESTS

COMPANY	OWNER OF EQUITY INTEREST	CERTIFICATE NO.	NO. OR % OF SHARES/UNITS	% OWNERSHIP
Fusion NBS Acquisition Corp.	Fusion Telecommunications International, Inc.	1	100 shares	100
Network Billing Systems, LLC	Fusion NBS Acquisition Corp.	1	100%	100
Fusion BVX LLC	Fusion NBS Acquisition Corp.	1	100%	100%

The Pledgors own no Uncertifcated Membership Interests.